UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2014 (January 29, 2014)

ANCESTRY.COM LLC

(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On January 29, 2014, Ancestry.com LLC (the “Company”) issued a press release announcing the preliminary results for the year ended December 31, 2013. A copy of the press release issued by the Company is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information pursuant to Item 2.02 shall not be deemed an admission by the Company as to the materiality of such information.

Item 7.01 Regulation FD Disclosure.

On January 29, 2014, the Company announced that Ancestry.com Holdings LLC (the “Parent”) intends to offer $100.0 million aggregate principal amount of 9.625% / 10.375% senior notes due 2018 (the “Notes”), subject to market conditions, in a private placement to qualified institutional buyers under Rule 144A and to non-U.S. persons under Regulation S of the Securities Act (the “Offering”). The Notes are being offered as additional notes under the Indenture dated as of September 17, 2013 among the Parent and Wells Fargo Bank, National Association, as trustee, pursuant to which, on September 17, 2013, the Parent issued $300.0 million aggregate principal amount of 9.625% / 10.375% senior notes due 2018 (the “Existing Notes”). The Notes will have identical terms (other than issue date and issue price) and will constitute part of the same series as the Existing Notes. In connection with the Offering, the Parent disclosed certain information to prospective investors in a preliminary offering memorandum dated January 29, 2014 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibits 99.2 and 99.3 the following information (i) portions of the section of the Preliminary Offering Memorandum entitled “Summary” and (ii) the section of the Preliminary Offering Memorandum entitled “Risk Factors.”

The information in this Item 7.01, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 8.01. Other Events.

As described in Item 7.01, on January 29, 2014, the Company announced the commencement of the Offering. The Parent intends to use the net proceeds from the sale of the Notes to pay fees and expenses relating to the Offering and to pay cash dividends on, and/or make other payments in respect of, the Parent’s or its subsidiaries’ equity interests. A copy of the press release issued by the Company is attached to this Current Report on Form 8-K as Exhibit 99.4 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following material is filed as an exhibit to this Current Report:

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on January 29, 2014

99.2	Certain portions of the “Summary” section of the Preliminary Offering Memorandum

99.3	“Risk Factors” section of the Preliminary Offering Memorandum

99.4	Press release issued by the Company on January 29, 2014

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC (Registrant)

BY:	/s/ William C. Stern
William C. Stern General Counsel

Date: January 29, 2014

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on January 29, 2014

99.2	Certain portions of the “Summary” section of the Preliminary Offering Memorandum

99.3	“Risk Factors” section of the Preliminary Offering Memorandum

99.4	Press release issued by the Company on January 29, 2014